                                                                    EXHIBIT 10.2

VOID AFTER 5:00 P.M., NEW YORK, NEW YORK LOCAL TIME ON ____________, 2007.

THIS  WARRANT  AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE  HEREOF
(COLLECTIVELY THE "SECURITIES")  HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE
NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR
ANY  STATE  SECURITIES  LAW,  AND MAY NOT BE  SOLD,  PLEDGED,  HYPOTHECATED,  OR
OTHERWISE  TRANSFERRED  IN THE ABSENCE OF AN  EFFECTIVE  REGISTRATION  STATEMENT
UNDER THE ACT OR AN  OPINION  OF  COUNSEL  REASONABLY  SATISFACTORY  TO  DATATEC
SYSTEMS, INC. THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                              DATATEC SYSTEMS, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE
                       TO PURCHASE SHARES OF COMMON STOCK

Certificate No. W-2003-_____                                ___________ Warrants
March ___, 2003

            This Warrant Certificate certifies that  _________________  residing at  ____________  ___________________________  or  permitted  assignees  is  the registered  holder  (the  "Holder")  of  Common  Stock  Purchase  Warrants  (the
"Warrants") to purchase shares of the common stock, $.001 par value (the "Common
Stock") of  DATATEC  SYSTEMS,  INC.,  a Delaware  corporation  (the  "Company").
Warrants represented by this Warrant Certificate were issued as a component of a unit ("Unit") consisting of two shares of Common Stock and one Warrant,  offered pursuant to the Company's Private  Placement  Memorandum dated February 6, 2003.
All capitalized terms not defined herein but defined in that certain  Securities
Purchase  Agreement  dated  as  of  [ ] by  and  between  the  Company  and  the undersigned  prospective  purchaser (the "Agreement") are used herein as therein defined.

         1. EXERCISE OF WARRANT.

            (A) Each Warrant  enables the Holder,  subject to the  provisions of this Warrant  Certificate to purchase from the Company at any time and from time to time commencing on the date hereof (the "Initial  Exercise Date") through and including 5:00 p.m., New York local time on  __________,  2007 (the  "Expiration
Date") one (1) fully paid and  non-assessable  share of Common Stock  ("Shares")
upon due presentation and surrender of this Warrant  Certificate  accompanied by payment  of the  purchase  price of $_____  per Share  (the  "Exercise  Price").
Payment of the Exercise Price shall be made in lawful money of the United States of America by certified or bank  cashier's  check  payable to the Company at its principal office at 23 Madison Road, Fairfield, New Jersey 07004. As hereinafter provided,  the Exercise Price and number of Shares purchasable upon the exercise of the Warrants are subject to  modification or adjustment upon the happening of certain events.

            (B) At any time  following the one year  anniversary  of the Closing that the Registration Statement is not effective,  in addition to permitting the payment of the Exercise  Price in cash,  the Holder may surrender to the Company for  cancellation,  in lieu of cash for the Exercise Price,  all or a portion of the Warrants  represented hereby and receive in exchange therefor such number of shares of Common  Stock as shall  equal the  difference  between the fair market value per share of the Common Stock  (determined in accordance with Section 8(I)
hereof)  and the  Exercise  Price then in  effect,  multiplied  by the  quotient obtained by dividing  the number of Warrants  tendered by such fair market value per share of Common Stock.

            (C) This Warrant  Certificate is exercisable at any time on or after the  Initial  Exercise  Date in whole or in part by the  Holder  in person or by attorney duly authorized in writing at the principal office of the Company.

            (D) This Warrant is entitled to the registration  rights  referenced in Section 9 hereof and is  redeemable  by the Company  under the  circumstances described in Section 10 hereof.

         2. EXCHANGE, FRACTIONAL SHARES, TRANSFER.

            (A) Upon surrender to the Company,  this Warrant  Certificate may be exchanged for another Warrant Certificate or Warrant  Certificates  evidencing a like  aggregate  number  of  Warrants.  If this  Warrant  Certificate  shall  be exercised in part, the Holder shall be entitled to receive upon surrender hereof another  Warrant  Certificate or Warrant  Certificates  evidencing the number of
Warrants not exercised;

            (B)  Anything  herein to the contrary  notwithstanding,  in no event shall the Company be obligated to issue Warrant  Certificates  evidencing  other than a whole number of Warrants or issue  certificates  evidencing  other than a whole number of Shares upon the exercise of this Warrant Certificate;  PROVIDED,
HOWEVER, that the Company shall pay with respect to any such fraction of a Share an amount of cash based upon the fair market  value of a share of Common  Stock, determined in accordance with Section 8(I) hereof;

            (C) the  Company  may deem and treat the  person in whose  name this
Warrant  Certificate  is registered as the absolute true and lawful owner hereof for all purposes whatsoever; and

            (D)  This  Warrant  Certificate  may not be  transferred  except  in compliance  with the provisions of the Act or applicable  state  securities laws and in accordance with the provisions of Section 11 hereof.

         3. RIGHTS OF A HOLDER.  No Holder  shall be deemed to be the  holder of
Common  Stock or any other  securities  of the  Company  that may at any time be issuable on the  exercise  hereof for any purpose nor shall  anything  contained herein be construed to confer upon the Holder any of the rights of a shareholder of the Company or any right to vote for the  election of  directors  or upon any matter  submitted to  shareholders at any meeting thereof or to give or withhold consent to any corporate  action (whether upon any  reorganization,  issuance of
stock,   reclassification   or  conversion  of  stock,   change  of  par  value,
consolidation,  merger,  conveyance,  or  otherwise)  or to  receive  notice  of meetings or to receive  dividends or  subscription  rights or otherwise  until a
Warrant  shall have been  exercised  and the Common Stock  purchasable  upon the exercise thereof shall have become issued.

         4. REGISTRATION  OF TRANSFER.  The Company shall maintain books for the transfer  and  registration  of  Warrants.  Upon the transfer of any Warrants in accordance  with the  provisions of Section 11 hereof (a "Permitted  Transfer"), the Company  shall  issue and  register  the  Warrants in the name(s) of the new
Holder(s).  The  Warrants  shall  be  signed  manually  by the  Chairman,  Chief
Executive  Officer,  President or any Vice  President  on the one hand,  and the
Secretary or Assistant  Secretary of the Company on the other hand.  The Company shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Company for such purpose upon  surrender  thereof for transfer properly endorsed or accompanied by appropriate  instructions for transfer. Upon any  Permitted  Transfer,  a new  Warrant  Certificate  shall be  issued  to the transferee  and the  surrendered  Warrants  shall be  canceled  by the  Company.
Warrants may be exchanged at the option of the Holder,  when  surrendered at the office of the  Company,  for another  Warrant,  or other  Warrants of  different denominations,  of like tenor and  representing  in the  aggregate  the right to purchase  a like  number  of  Shares.  Subject  to the  terms  of  this  Warrant
Certificate,  upon such  surrender and payment of the Exercise Price at any time after the Initial  Exercise  Date,  the Company shall issue and deliver with all reasonable  dispatch to or upon the written order of the Holder of such Warrants and in such  name or  names as such  Holder  may  designate,  a  certificate  or certificates  for the number of full Shares so  purchased  upon the  exercise of such Warrants.  Such  certificate or  certificates  shall be deemed to have been issued and any person so  designated to be named therein shall be deemed to have become the Holder of record of such  Shares as of the date of the  surrender  of such Warrants and payment of the Exercise Price; provided,  however, that if, at the date of surrender and payment,  the transfer books of the Common Stock shall be closed,  the  certificates for the Shares shall be issuable as of the date on which such books shall be opened and until such date the Company  shall be under no duty to deliver any certificate for such Shares; provided,  further, however, that such transfer books, unless otherwise required by law or by applicable rule of any national securities  exchange,  shall not be closed at any one time for a period longer than 3 days.  The rights of purchase  represented  by the Warrants shall be exercisable,  at the election of the Holders,  either as an entirety or from  time to time  for only  part of the  Shares  at any  time on or after  the
Initial Exercise Date.

         5. STAMP  TAX.  The  Company  will  pay  any  documentary  stamp  taxes attributable to the initial issuance of the Shares issuable upon the exercise of the Warrants;  provided,  however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Shares in a name other than that of the  Holder in respect of which  such  Shares are  issued,  and in such case the
Company shall not be required to issue or deliver any  certificate for Shares or any  Warrant  until the person  requesting  the same has paid to the Company the amount of such tax or has  established to the Company's  satisfaction  that such tax has been paid.

         6. LOST, STOLEN OR MUTILATED CERTIFICATES.  Upon receipt by the Company of evidence  reasonably  satisfactory  to it of the  ownership  of and the loss, theft,  destruction  or mutilation of any Warrant,  and (a) in the case of loss, theft or destruction,  of indemnity reasonably satisfactory to it (provided that if the Holder of such Warrant is, or is a nominee for, an original holder,  such

person's  own   unsecured   agreement  of  indemnity   shall  be  deemed  to  be
satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof,  the Company at its own expense  shall  execute  and  deliver,  in lieu thereof, a new Warrant identical in all respects to such lost, stolen, destroyed or mutilated Warrant.

         7. RESERVED SHARES. The Company warrants that there have been reserved, and covenants that at all times in the future it shall keep reserved, out of the authorized and unissued  Common Stock, a number of shares  sufficient to provide for  the  exercise  of the  rights  of  purchase  represented  by  this  Warrant
Certificate.  If at any time the number of  authorized  but  unissued  shares of
Common Stock shall not be  sufficient  to effect the exercise of this Warrant at the Exercise Price then in effect,  the Company shall take such corporate action as may, in the reasonable  opinion of its counsel,  be necessary to increase its authorized but unissued shares of Common Stock (and, if applicable, of any other securities  for which this Warrant may be exercised) to such number of shares as shall be  sufficient  for such  purposes.  The  Company  agrees  that all Shares issuable upon exercise of the Warrants  shall be, at the time of delivery of the certificates  for such Shares,  validly issued and  outstanding,  fully paid and non-assessable  and that  the  issuance  of such  Shares  will not give  rise to preemptive rights in favor of existing stockholders.

         8. ANTI-DILUTION PROVISIONS.

            (A)      DIVIDENDS,      RECLASSIFICATIONS,       RECAPITALIZATIONS,
REORGANIZATIONS,  ETC. In the event that the Company shall, at any time prior to the exercise of this Warrant and prior to the full exercise hereof:  (i) declare or pay to the  holders  of the Common  Stock a  dividend  payable in any kind of shares  of stock  of the  Company;  or (ii)  adopt a plan of  reorganization  or recapitalization or change, divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes;  or (iii) sell,  lease,  transfer,  convey or otherwise dispose of all or substantially  all of its assets; or (iv) merge or consolidate with or into  one or more  corporations  or  other  entities;  or (v)  make  any distribution  of its assets to holders of its Common Stock as a  liquidation  or partial  liquidation  dividend  or by way of return of capital;  then,  upon the subsequent exercise of this Warrant, the Holder shall receive, in addition to or in  substitution  for the shares of Common Stock to which it would  otherwise be entitled  upon such  exercise,  the kind and amount of shares of stock and other securities and property receivable upon such  reorganization,  reclassification, consolidation,  merger  or sale by a holder  of the  number  of shares of Common
Stock the Holder  would have  received  had all  Warrant  Shares  issuable  upon exercise of this Warrant been issued  immediately  prior to the happening of any of the foregoing  events,  at a price equal to the Exercise Price then in effect
(the kind,  amount and price of such stock and other securities to be subject to adjustment as herein provided).

            (B) MERGERS,  ETC. The Company covenants and agrees that it will not merge or consolidate with or into or sell, lease, transfer,  convey or otherwise dispose of all or  substantially  all of its assets to any other  corporation or entity unless at the time of or prior to such transaction such other corporation or other entity shall expressly assume all of the liabilities and obligations of the Company  under this Warrant and  (without  limiting  the  generality  of the foregoing)  shall  expressly  agree  that  the  Holder  of  this  Warrant  shall thereafter  have the right to receive  upon the  exercise  of this  Warrant  the number and kind of shares of stock and other securities and property  receivable upon such  transaction  by a Holder of the number and kind of shares which would have been receivable upon the exercise of this Warrant immediately prior to such transaction.

            (C)  NOTICE OF  CERTAIN  TRANSACTIONS.  If, at any time  while  this
Warrant is outstanding, the Company shall pay any dividend payable in cash or in
Common  Stock,  shall  offer to the  holders  of its  Common  Stock  rights  for subscription  or  purchase  by them of any  shares  of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation,  or shall propose to liquidate or dissolve,  then the Company shall cause notice  thereof to be mailed to the  registered  Holder of this Warrant at its address appearing on the registration books of the Company, at least 30 days prior  to (i)  the  record  date as of  which  holders  of  Common  Stock  shall participate in such dividend,  distribution,  subscription  or other rights,  or liquidation  or  dissolution  or (ii) the  effective  date of any such  event or transaction  and  shall  permit  the  Holder to  exercise  this  Warrant  or any unexercised portion thereof at any time within 20 days following receipt of such notice, provided,  however, that the Company will not provide notice of any such event prior to public  announcement if such event is deemed by the Company to be material,  and in any such case,  the Company  shall not be in violation of this provision.

            (D)  ADJUSTMENTS TO EXERCISE PRICE. If at any time after the date of issuance  hereof the Company shall grant or issue any shares of Common Stock, or grant or issue any rights,  warrants or options for the  purchase  of,  stock or other  securities  convertible  into,  Common Stock (such  convertible  stock or securities being herein  collectively  referred to as "Convertible  Securities")
other than:  (i) shares issued in a transaction  described in Subsection  (E) of this Section 8; or (ii) shares  issued,  subdivided or combined in  transactions described  in  Subsection  (A) of this  Section 8 if and to the  extent  that an adjustment  to the Exercise  Price shall have been  previously  made pursuant to this Section 8 as a result of such issuance,  subdivision or combination of such securities; for a consideration per share which is less than the Exercise Price, then the Exercise  Price in effect  immediately  prior to such  issuance or sale
(the  "Applicable  Exercise  Price") shall, and thereafter upon each issuance or sale, the Applicable Exercise Price shall,  simultaneously with such issuance or sale, be adjusted,  so that such  Applicable  Exercise Price shall equal a price determined by  multiplying  the  Applicable  Exercise  Price by a fraction,  the numerator of which shall be:

                 (a) the sum of (x) the total  number of shares of Common  Stock outstanding  immediately  prior to such issuance plus (y) the number
            of  shares  of  Common  Stock  which  the  aggregate   consideration
            received,  as determined in accordance with Subsection (F) below for the issuance or sale of such additional  Common Stock or Convertible
            Securities  deemed to be an issuance of Common  Stock as provided in
            Subsection (G) below would purchase at the Applicable Exercise Price
            (including  any  consideration  received  by the  Company  upon  the issuance  of any shares of Common  Stock or  Convertible  Securities since the date the Applicable  Exercise  Price became  effective not previously  included in any  computation  resulting in an adjustment pursuant to this Subsection  (D)) at the Applicable  Exercise Price;
            and the denominator of which shall be:

                 (b) the total number of shares of Common Stock  outstanding (or deemed to be outstanding as provided in Subsection (G))  immediately after the issuance or sale of such additional shares.

            Upon  each  adjustment  of  the  Exercise  Price  pursuant  to  this
Subsection (D), the total number of shares of Common Stock  purchasable upon the exercise  of each  Warrant  shall be such  number of shares  (calculated  to the nearest  tenth)  purchasable at the  Applicable  Exercise Price  multiplied by a fraction,  the numerator of which shall be Exercise Price in effect  immediately prior to such  adjustment  and the  denominator  of which shall be the  Exercise
Price in effect immediately after such adjustment.

            (E)   EXCLUSIONS.   Anything   in  this   Section   8  to   contrary
notwithstanding, no adjustment in the Exercise Price shall be made in connection with any of the following:

                 (i)  the  grant,   issuance  or  exercise  of  any  Convertible
            Securities pursuant to the Company's Stock Option Plans or any other bona fide employee benefit plan or incentive arrangements adopted by the Company's Board of Directors; or

                 (ii) the issuance of any shares of Common Stock pursuant to the grant or exercise of Convertible Securities outstanding prior to the
            Initial Exercise Date; or

                 (iii) the  issuance  of any  shares of Common  Stock to satisfy certain  registration default obligations with respect to securities held by Halifax Fund, L.P. and Palladin Opportunity Fund, L.L.C.; or

                 (iv) the issuance of up to an aggregate of 2,000,000  shares of
            Common Stock  (including  any shares of Common Stock  issuable  upon conversion or exercise of Convertible Securities) in connection with the  acquisition,  in whole or in part,  of the  assets  or stock of another  entity or any part thereof  that is currently  subject to a letter of intent; or

                 (v) the issuance of less than 50,000 shares of Common Stock, in aggregate, to satisfy accounts payable; or

                 (vi) the issuance of any shares of Common Stock pursuant to the exercise of the Warrants included in the Units.

            (F) CALCULATION OF CONSIDERATION.  For the purpose of Subsection (D)
above, the following provisions shall also be applied:

                 (i) In case of the  issuance  or sale of  additional  shares of
            Common  Stock for cash,  the  consideration  received by the Company therefor  shall be deemed to be the amount of cash  received  by the
            Company for such shares,  after deducting therefrom any commissions, compensations  or other expenses paid or incurred by the Company for any  underwriting  or placement of, or otherwise in connection  with the issuance or sale of such shares.

                 (ii) In case of the  issuance of  Convertible  Securities,  the consideration received by the Company therefor shall be deemed to be the gross amount of cash  calculated in accordance  with  subsection
            (F)(i)  above,  if any,  received by the Company for the issuance of such rights or Convertible  Securities,  plus the minimum amounts of cash and fair value of other  consideration,  if any, payable to the
            Company  upon the  exercise  of such rights or options or payable to the Company on conversion of such Convertible Securities.

                 (iii) In the case of the  issuance of shares of Common Stock or
            Convertible  Securities  for a  consideration  in  whole or in part, other than cash, the  consideration  other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company  (irrespective of the accounting  treatment  thereof);  provided,  however,  that  if such consideration  consists  of the  cancellation  of debt issued by the
            Company,  the  consideration  shall be deemed to be the  amount  the
            Company  received  upon  issuance of such debt (net  proceeds)  plus accrued interest and, in the case of original issue discount or zero
            coupon   indebtedness,   accreted   value   to  the   date  of  such
            cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

                 (iv) In case of the  issuance  of  additional  shares of Common
            Stock upon the conversion or exchange of any obligations (other than
            Convertible Securities), the amount of the consideration received by the  Company  for  such  Common  Stock  shall  be  deemed  to be the consideration received by the Company for such obligations or shares so converted or exchanged,  after deducting from such  consideration
            so  received  by  the  Company  any  expenses  or   commissions   or
            compensations  incurred or paid by the Company for any  underwriting of, or otherwise in  connection  with,  the issuance or sale of such obligations  or  shares,  plus  any  consideration  received  by the
            Company in connection  with such conversion or exchange other than a payment in adjustment of interest and  dividends.  If obligations or shares of the same class or series of a class as the  obligations or shares so  converted or exchanged  have been  originally  issued for different amounts of consideration, then the amount of consideration received by the Company  upon the  original  issuance of each of the obligations  or shares so converted or exchanged  shall be deemed to be the average amount of the  consideration  received by the Company upon the original  issuance of all such  obligations or shares.  The amount of  consideration  received by the Company  upon the original issuance of the  obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares,  received by the Company upon such conversion or exchange shall be  determined  in the same manner as provided in  Subsections
            (F)(i) and (F)(iii) above with respect to the consideration received by the  Company  in case of the  issuance  of  additional  shares of
            Common Stock or Convertible Securities.

                 (v) In the case of the issuance of additional  shares of Common
            Stock as a dividend,  the aggregate number of shares of Common Stock issued  in  payment  of such  dividend  shall be deemed to have been issued at the close of  business  on the  record  date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company,  after fixing such record date,  shall  legally abandon  its  plan  to so  issue  Common  Stock  as a  dividend,  no adjustment  of the  Applicable  Exercise  Price shall be required by reason of the fixing of such record date.

            (G)  DEEMED   ISSUANCES  OF  COMMON  STOCK.   For  purposes  of  the
adjustments  provided for in Subsection  (D) above,  if at any time, the Company shall issue any  Convertible  Securities,  the  Company  shall be deemed to have issued at the time of the issuance of such  Convertible  Securities  the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

            (H) CARRY  FORWARDS.  Anything  in this  Section  8 to the  contrary notwithstanding,  no adjustment in the Exercise  Price shall be required  unless such  adjustment  would  require an  increase or decrease of at least 5% in such
Exercise Price; provided,  however, that any adjustments which by reason of this
Subsection  (H) are not  required to be made shall be carried  forward and taken into  account in making  subsequent  adjustments.  All  calculations  under this
Section 8 shall be made to the nearest cent or to the nearest  tenth of a share, as the case may be.

            (I) FAIR MARKET  VALUE.  For  purposes of  payments  for  fractional
Shares pursuant to Section 2 hereof,  the fair market value of a share of Common
Stock on the date of any such fractional share payment shall be the arithmetical average  of the  following  prices  for such of the twenty  (20)  business  days immediately preceding the date of inquiry as shall be available:

                 (i) If the  Common  Stock is  listed on a  national  securities exchange or National  Association of Securities  Dealer's  Automated
            Quotation System ("NASDAQ")  National Market, the last sale price on such day or,  if there  shall  have  been no sale on such  day,  the average of the  closing  bid and asked  prices on such  exchange  or
            National Market on such day; or

                 (ii) If (i)  shall  not apply  but the  Common  Stock  shall be included  in the NASDAQ  SmallCap  Market,  the  average of the last sales price on such day or, if there shall have been no sale on such day,  the average of the  closing  bid and asked  prices on such day quoted by brokers and dealers  making a market in NASDAQ,  furnished by any member of the New York Stock Exchange or NASD selected by the
            Company for that purpose; or

                 (iii) If (i) and (ii)  shall  not apply  but the  Common  Stock shall be quoted on the  NASD's  OTC  Bulletin  Board or be quoted by three  brokers  regularly  making a  market  in such  shares  in the over-the-counter  market,  the  average of the closing bid and asked prices on such day,  furnished  by any  member of the New York Stock
            Exchange or NASD selected by the Company for that purpose; or

                 (iv) If none of (i), (ii) or (iii) shall apply, the fair market value of the Common  Stock  shall be  reasonably  determined  by the
            Board of Directors of the Company in its sole discretion.

            (J)  NOTICE OF  ADJUSTMENTS.  Upon any  adjustment  of the  Exercise
Price, then and in each such case the Company shall promptly deliver a notice to the  registered  Holder of this  Warrant,  which notice shall state the Exercise
Price  resulting from such  adjustment and the increase or decrease,  if any, in the number of Shares purchasable at such price upon the exercise hereof, setting forth in reasonable  detail the method of  calculation  and the facts upon which such calculation is based.

         9. CERTAIN REGISTRATION RIGHTS.

            The Holder of this  Warrant  Certificate  shall be entitled to those rights  to  register  the  public  resale  of the  Shares  under  the Act as are contained  in Section E of the  Securities  Purchase  Agreement  executed by the
Holder and the  Company in  connection  with the  issuance  of the Units and the provisions of such Section E are deemed incorporated herein by reference.

        10. REDEMPTION PROVISIONS.

            This  Warrant  may be redeemed  at the option of the  Company,  at a redemption  price of $0.10 per share of Common Stock  issuable  upon exercise of the Warrant (the "Redemption Price"), at any time after the first anniversary of the Initial  Exercise Date,  provided that the closing sale price for the Common
Stock, as reported by the Nasdaq SmallCap  Market  ("Nasdaq"),  or other similar organization if Nasdaq is no longer  reporting such information or the Company's securities  are no longer traded on Nasdaq,  shall have equaled or exceeded 180%
of the then current  Exercise  Price (a  "Qualifying  Price") for any 20 trading days in any 30  trading  day period (a  "Qualifying  Date"),  provided  that the average daily  trading  volume during such 30 trading day period is greater than
100,000 shares per day as reported by Nasdaq or such other organization.  In the event the Exercise  Price is adjusted  pursuant to  Subsection  (D) of Section 8 hereof,  the  Qualifying  Price  shall  be  subject  to  adjustment  by the same percentage  change as the  percentage  change in the Exercise  Price.  Notice of redemption (the "Notice of Redemption") shall be given to Holders not later than
10 days after any Qualifying  Date.  Holders shall be given Notice of Redemption at least 30 days prior to the date fixed for  redemption of the Warrant.  On and after the date fixed for redemption  set forth in the Notice of Redemption,  the
Holder shall have no rights with respect to the Warrants except,  upon surrender of this Warrant,  to receive the Redemption Price for each share of Common Stock issuable upon exercise of this Warrant.

        11. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

            (A) The Holder of this Warrant  Certificate,  each transferee hereof and any Holder and transferee of any Shares, by his acceptance  thereof,  agrees that (a) no public  distribution of Warrants or Shares will be made in violation of the Act,  and (b) during such period as the  delivery  of a  prospectus  with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms  different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in  compliance  with  applicable  state  securities laws. Furthermore,  it shall be a condition to the transfer of the Warrants that any transferee  thereof  deliver to the Company his written  agreement to accept and be  bound by all of the  terms  and  conditions  contained  in this  Warrant
Certificate.

            (B) This  Warrant  or the  Shares  or any other  security  issued or issuable upon exercise of this Warrant may not be sold or otherwise  disposed of except as follows:

            (1) To a person  who,  in the  opinion  of  counsel  for the  Holder reasonably acceptable to the Company, is a person to whom this Warrant or Shares may legally be transferred  without  registration  and without the delivery of a current  prospectus  under the Act with  respect  thereto and then only  against receipt of an  agreement  of such person to comply with the  provisions  of this
Section 11 with respect to any resale or other  disposition of such  securities, which  agreement  shall be satisfactory in form and substance to the Company and its counsel;  provided that the  foregoing  shall not apply to any such Warrant,
Shares or other  security as to which such Holder shall have received an opinion letter from counsel to the Company as to the exemption thereof from registration under the Act pursuant to Rule 144(k) under the Act; or

            (2) To any  person,  after a  registration  statement  under the Act becomes  effective  with respect to the Warrants or Shares,  upon  delivery of a prospectus then meeting the  requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

            (C) Each certificate for Shares issued upon exercise of this Warrant shall bear a legend relating to the  non-registered  status of such Shares under the Act,  unless at the time of exercise of this Warrant such Shares are subject to a currently effective registration statement under the Act.

        12. MISCELLANEOUS.

            (A) LAW TO GOVERN.  This Warrant  shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to conflict of laws principles.

            (B) ENTIRE  AGREEMENT.  This  Warrant  Certificate  constitutes  and expresses the entire  understanding  between the parties  hereto with respect to the  subject  matter  hereof,  and  supersedes  all  prior  and  contemporaneous agreements  and  understandings,  inducements or conditions  whether  express or implied,  oral or written.  Neither this Warrant  Certificate nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Holder and the Company.

            (C)  NOTICES.   Except  as   otherwise   provided  in  this  Warrant
Certificate, all notices, requests, demands and other communications required or permitted under this Warrant Certificate or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when  deposited in the United States  mails,  certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                                       10

            Company:           DATATEC SYSTEMS, INC.
                               23 Madison Road
                               Fairfield, NJ 07004
                               Attn: President

            With a copy to:    OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                               505 Park Avenue
                               New York, NY 10022
                               Attn:  Robert H. Friedman, Esq.

            Holder:            At the address shown for the Holder
                               in the registration book maintained
                               by the Company.

            (D)  SEVERABILITY.  If any provision of this Warrant  Certificate is prohibited by or is unlawful or  unenforceable  under any  applicable law of any jurisdiction,  such provision shall, as to such jurisdiction be in effect to the extent of such prohibition without invalidating the remaining provisions hereof;
provided,  however,  that any such  prohibition  in any  jurisdiction  shall not invalidate such provision in any other jurisdiction;  and provided, further that where the provisions of any such applicable law may be waived,  that they hereby are waived by the Company and the Holder to the full extent permitted by law and to the end that  this  Warrant  instrument  shall be  deemed  to be a valid  and binding agreement in accordance with its terms.

                                       11

            IN WITNESS WHEREOF,  Datatec  Systems,  Inc. has caused this Warrant
Certificate  to be signed by its duly  authorized  officers as of the date first written above.

                                      DATATEC SYSTEMS, INC.

                                      By:_______________________________________
                                            Isaac J. Gaon, Chairman and CEO

Attest:

By:__________________________________
Name:
Title:

[CORPORATE SEAL]

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                                  PURCHASE FORM

To:   DATATEC Systems, Inc.
      23 Madison Road
      Fairfield, New Jersey 07004

      Dated:  ________________

            The undersigned  hereby  irrevocably elects to exercise the attached
Warrant Certificate,  Certificate No. W-2003-___,  to the extent of ____________
Shares of Common Stock, $.001 par value per share of DATATEC SYSTEMS,  INC., and hereby makes payment of $_________  in payment of the aggregate  exercise  price thereof.

            In accordance  with the terms of the attached  Warrant  Certificate,
Certificate No.  W-2003-___,  at any time following the one year  anniversary of the Closing that the  Registration  Statement is not effective,  the undersigned hereby irrevocably elects to exercise such Warrant Certificate,  Certificate No.
W-2003-___ pursuant to a cashless exercise, to the extent of ____________ Shares of  Common  Stock,  $.001 par value per  share of  DATATEC  SYSTEMS,  INC.  (the
"Shares"),  and hereby authorizes DATATEC SYSTEMS, INC. to withhold _____ Shares having a total value of $__________,  such value being  determined in accordance with the terms of this Warrant Certificate, Certificate No. W-2003-___, from the
Shares otherwise to be received.

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name: __________________________________________________________________________
                     (Please typewrite or print in block letters)

Address: _______________________________________________________________________

         _______________________________________________________________________

                                                 __________________________

                                                 __________________________

                                                 By:_______________________

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